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                                                                      Exhibit 21

                          SUBSIDIARIES OF THE ANDERSONS

                                                                                                 PLACE OF
                                         SUBSIDIARY                                            ORGANIZATION
--------------------------------------------------------------------------------               ------------
The Andersons Ag Software, Inc.                                                                Ohio
(a corporation owned 100% by Metamora Commodity Company, Incorporated)

The Andersons Agriculture Group, LP (a limited partnership owned 99% by The                    Ohio
Andersons, Inc. and owned 1% by TAI Holdings, Inc.)

The Andersons Agriservices, Inc.                                                               Illinois
(a corporation owned 100% by The Andersons, Inc.)

The Andersons AgVantage Agency, LLC                                                            Ohio
(a limited liability company owned 100% by Metamora
         Commodity Company, Incorporated)

The Andersons ALACO Lawn, Inc.                                                                 Alabama
(a corporation owned 100% by The Andersons, Inc.)

The Andersons Lawn Fertilizer Division, Inc.                                                   Ohio
(a corporation owned 100% by The Andersons, Inc.)

The Andersons Mower Center, Inc.                                                               Ohio
(a corporation owned 100% by The Andersons, Inc.)

The Andersons Technologies, Inc.                                                               Michigan
(a corporation owned 100% by The Andersons Lawn Fertilizer
         Division, Inc.)

Cap Acquire LLC                                                                                Delaware
(a limited liability company owned 100% by TOP CAT Holding Co.)

Cap Acquire Canada ULC                                                                         Nova Scotia
(an unlimited liability company owned 100% by TOP CAT Holding Co.)

Cap Acquire Mexico S. de R.L. de C.V.                                                          Mexico
(a Mexican SRL owned 99.97% by TOP CAT Holding Co. and 0.03% by Cap Acquire LLC)

CARCAT ULC                                                                                     Nova Scotia
(an unlimited liability company owned 100% by Cap Acquire Canada ULC)

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                                                                      Exhibit 21

                                                                                                 PLACE OF
                                         SUBSIDIARY                                            ORGANIZATION
--------------------------------------------------------------------------------               ------------
Crop & Soil Service, Inc.                                                                      Ohio
(a corporation owned 100% by The Andersons, Inc.)

Metamora Commodity Company Incorporated                                                        Ohio
(a corporation owned 100% by The Andersons, Inc.)

NARCAT LLC                                                                                     Delaware
(a limited liability company owned 100% by Cap Acquire LLC)

NARCAT Mexico S. de R.L. de C.V.                                                               Mexico
(a Mexican SRL owned 99.97% by Cap Acquire Mexico S. de R.L. de C. V.
         and 0.03% by Cap Acquire LLC

NuRail USA LLC                                                                                 Ohio
(a limited liability company owned 100% by TAI Holdins, Inc.)

NuRail Canada ULC

(an unlimited liability company owned 100% by TAI Holdings, Inc.)                              Nova Scotia

TAI Holdings, Inc.                                                                             Michigan
(a corporation owned 100% by The Andersons, Inc.)

TOP CAT Holding Co.                                                                            Delaware
(a corporation owned 100% by The Andersons, Inc.)